Filed pursuant to Rule 497(e)

File Nos. 333-28339 and 811-08239

PROFUNDS

Supplement dated September 9, 2011

to the

Statement of Additional Information dated December 1, 2010,

as supplemented June 2, 2011

Effective September 13, 2011, the following is added after the section entitled “Payments to Third Parties from the Advisor and/or Distributor”.

DISTRIBUTION OF FUND SHARES TO GOVERNMENT SPONSORED RETIREMENT PLANS

The Funds will reject purchases from any government plan or program as defined under rule 206(4)-5(f)(8) under the Investment Advisers Act of 1940. Specifically, the Funds will reject, and any broker-dealer should not accept, any order for the purchase of Fund shares on behalf of any participant-directed investment program or plan sponsored or established by a State or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to, a “qualified tuition plan” authorized by Section 529 of the Internal Revenue Code of 1986, as amended, a retirement plan authorized by Section 403(b) or 457 of the Internal Revenue Code of 1986, as amended (26 U.S.C 403(b) or 457), or any similar program or plan.